SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

                  HALO COMPANIES, INC.
 (Exact name of Company as specified in its charter)

                            Delaware
(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

One Allen Center, Suite 500, 700 Central Expressway South, Allen, Texas 75013
(Address of principal executive offices)                                                           (Zip Code)

Company’s telephone number, including area code:  (214) 644-0065

__________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.   Results of Operations and Financial Condition.

On April 12, 2012 Halo Companies, Inc. (“Halo”) issued a press release announcing financial results for its quarter ended December 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02 is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                      Description
Exhibit 99.1                      Press release of Halo Companies, Inc. date April 12, 2012

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 12, 2012

HALO COMPANIES, INC.

By:	/s/ Brandon C. Thompson
Brandon C. Thompson
Chairman of the Board, Chief Executive Officer and Director